Exhibit 10.1

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is entered into this 24th of September, 2019, by and between U.S. STEM CELL, INC., a Florida corporation, (“Assignor”), AMERICAN CELL TECHNOLOGY LLC, a Florida limited liability company (“Assignee”) and is joined by SAWGRASS BUSINESS PLAZA, LLC, a Florida limited liability company (“Landlord”) solely for purposes of providing its consent to the assignment and assumption of lease set forth herein.

WHEREAS, Landlord and Assignor, as tenant, entered into that certain Office Lease. dated February 4, 2016 (“Original Lease”), as amended by that certain First Amendment to Lease between Landlord and Assignor, and joined by Assignor's equipment lessor, GACP Stem Cell Bank LLC (“Equipment Lessor”), dated November 17, 2017 (“First Amendment”), as further amended by that certain Second Amendment to Lease between Landlord and Assignor; dated April 23, 2019 (“Second Amendment”), with respect to that certain premises located at 13794 NW 4th Street, Suites 211-213, Sunrise, FL 33325. The Original Lease, First Amendment and Second Amendment shall be collectively referred to herein as the “Lease.” A copy of said Lease is attached hereto as Exhibit “A” and is incorporated herein by this reference;

WHEREAS, Assignor desires to assign and transfer all of its rights, title, obligations and interests in and to the Lease to Assignee, subject to the terms and conditions set forth in this Assignment, and Assignee desires to assume and acquire all of Assignor's rights, title, obligations and interests in and to the Lease, subject to the terms and conditions set forth in this Assignment; and

WHEREAS, Landlord desires to provide its consent to such assignment, subject to the terms and conditions set forth in this Assignment;

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged. the parties agree as follows:

1.     Recitals. The above-mentioned recitals are true, correct and incorporated herein by this reference.

2.     Assignment and Assumption of Lease. Effective as of September 1, 2019 (“Commencement Date”), Assignor hereby transfers, assigns and conveys to Assignee, all of Assignor 's rights, title, obligations and interests in and to the Lease. Effective on the Commencement Date, Assignee hereby assumes and accepts the assignment of Assignor's rights, title, obligations and interests in and to the Lease and expressly assumes all obligations as tenant under the Lease. Notwithstanding such assignment, Assignor shall not be discharged or released from any of its obligations under the Lease and shall remain fully liable for such obligations jointly and severally with Assignee.

3.    Security Deposit. Assignor currently has Nine Thousand Three Hundred Forty-Three and 95/100 Dollars ($9,343.95) posted on account with Landlord as security deposit for Assignor’s obligations under the Lease (“Security Deposit”). Assignor hereby assigns to Assignee all of Assignor’ s rights, title and interest in and to the Security Deposit, and said funds shall remain in Landlord’s possession as security deposit for Assignee’s obligations under the Lease.

4.    Representations. Assignor represents that (i) Assignor has good right and lawful authority to assign the Lease to Assignee as set forth herein, (ii) Assignor has paid all amounts due under the Lease, including, but not limited to, rent and operating expenses, through August 31, 2019, and (iii) Landlord is not currently in default of any of Landlord’s obligations pursuant to the Lease as of the date hereof.

5.    Assignment Fee. Pursuant to Section 20.1 of the Lease, upon execution of this Assignment by Assignor and Assignee, Assignor shall remit to Landlord a non-refundable assignment fee in the amount of One Thousand Five Hundred Dollars ($1,500.00) (“Assignment Fee”).

6.    Landlord Consent. Landlord’s consent to the assignment of the Lease from Assignor to Assignee shall be subject to and contingent upon the following: (i) Landlord’s receipt of this Assignment signed by Assignor and Assignee, (ii) Landlord’s receipt of the Assignment Fee, (iii) Landlord’s receipt of all amounts due from Assignor under the Lease, including, but not limited to, rent and operating expenses, through and including August 31, 2019, and (iv) Landlord’s receipt of the Corporate Guaranty, attached hereto as Exhibit “B,” to guaranty the obligations of Assignee under the Lease.

7.    Ratification of Lease. The Lease, as amended hereby, is in full force and effect, and is ratified and confirmed, and there are no other amendments or modifications therein, except as stated herein.

8.    Drafting Party. All of the parties hereto have fully reviewed this Assignment, agree to the terms, have been advised of their right to counsel and have had their respective counsel review this Assignment on their behalf. Nothing contained herein shall be construed against the party that drafted this document.

9.     Release. Assignor hereby unconditionally and irrevocably releases, discharges, acquits and forgives Landlord from all actions, causes of action, suits, debt, liabilities, contracts, obligations, controversies, judgments, executions, claims and demands, both in law and in equity, which Assignor has or may have against Landlord, whether asserted or unasserted, by reason of any manner or act whatsoever.

10.  Applicable Law: Venue; Disputes. This Assignment shall be governed by and construed in accordance with the laws of the State of Florida, with venue for any disputes being proper only in Broward County, Florida. In the event of a legal action regarding the terms of this Assignment, the prevailing party shall be entitled to an award of reasonable attorney’s fees, costs and expenses, at all levels, including appellate.

11.  Successors and Assigns. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

12.  Counterparts: E-Mail or Facsimile Transmission of Signatures. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute a single integrated document and shall be binding and effective upon each party. The parties agree that a faxed or electronically transmitted copy or copies of this Assignment and/or the signatures contained herein, shall have the same evidentiary and legal effect as the original(s).

IN WITNESS WHEREOF, this Assignment has been duly executed as of the day and year first above written.

WITNESSES AS TO ASSIGNOR:	ASSIGNOR:

Signature: /s/ Julieta Radiche	U.S. STEM CELL, INC., a Florida corporation
Print Name: Julieta Radiche
By: /s/ Mike Tomas
Signature: /s/ Nathalie Gil	Name: Mike Tomas
Print Name: Nathalie Gil	Title: President and CEO

WITNESSES AS TO ASSIGNEE:	ASSIGNEE:

Signature: /s/ Spencer Lott Print Name: Spencer Lott	AMERICAN CELL TECHNOLOGY LLC, a Florida limited liability company

By: /s/ Sean Berman
Signature: /s/ Anisa Pllana	Name: Sean Berman
Print Name: Anisa Pllana	Title: Partner

CONSENT OF LANDLORD

Subject to the terms and conditions of the foregoing Assignment and Assumption of Lease (“Assignment”), including, but not limited to, Section 6 (Landlord Consent), the undersigned, SAWGRASS BUSINESS PLAZA, LLC, a Florida limited liability company (“Landlord”), as landlord under the Office Lease, between Landlord and U.S. STEM CELL, INC., a Florida corporation (“Assignor”), dated February 4, 2016, as amended by that certain First Amendment to Lease, dated November 17, 2017 and as further amended by that certain Second Amendment to Lease, dated April 23, 2019 (collectively, the “Lease”), for good and valuable consideration, the receipt which is hereby acknowledged. hereby consents to the foregoing Assignment between Assignor. as assignor of said Lease. and AMERICAN CELL TECHNOLOGY LLC, a Florida limited liability company, as assignee of said Lease.

SAWGRASS BUSINESS PLAZA, LLC, a Florida limited liability company

Signature:  /s/ Michael T. Montero

Print Name: Michael T. Montero

Title: Manager

Date:10/24/19

Exhibit “A”

Office Lease, First Amendment and Second Amendment

Exhibit “B”

 Corporate Guaranty